U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2017

SurePure, Inc.

(Exact name of Company as specified in its charter)

Nevada	000-54172	26-3550286
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

405 Lexington Avenue, 26th Floor
New York, NY 10174
(Address of principal executive offices)
Telephone: (917) 368-8480
Facsimile: (917) 368-8005
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On May 4, 2017 (the “Closing Date”), we entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”), dated as of April 27, 2017, with LG Capital Funding, LLC, a New York limited liability company (“LGCF”). Under the Securities Purchase Agreement, LGCF agreed to purchase from us our 4% Convertible Redeemable Note (the “Note”) in the principal amount of $42,900. The Note is convertible into shares of our Common Stock, par value $0.001 per share (“Common Stock”), at the option of its holder at a conversion price equal to 55% of the average of the three lowest trading prices of our Common Stock for the last 15 trading days prior to conversion. The Note also bears interest at 4% per annum, contains a 10% original issue discount such that the purchase price paid by LGCF is $39,000 and matures on April 27, 2018.

As a condition to the obligation of LGCF to purchase the Note, we have entered into irrevocable transfer agent instructions (the “Instructions”) with our transfer agent, Vstock Transfer, LLC (the “Transfer Agent”). The Instructions authorize and instruct the Transfer Agent to establish an initial reserve of 7,184,000 shares of our Common Stock to cover the conversion of the Note and request the Transfer Agent to act immediately with respect to the issuance of shares of our Common Stock pursuant to any notices of conversion received from LGCF. In addition, we have agreed to indemnify the Transfer Agent under certain circumstances relating to the issuance of shares of our Common Stock upon conversion of the Note.

As a condition to the obligation of LGCF to purchase the Note, we amended and restated $35,000 principal amount of a note which is outstanding in the amount of $330,000 and was issued to SBI Investments LLC, 2014-1 (“SBI”), on February 11, 2016, into a new promissory note in the principal amount of $35,000 payable to LGCF (the “Amended and Restated Note”). The Amended and Restated Note is convertible into shares of our Common Stock at the option of the holder at a conversion price equal to 55% of the average of the three lowest trading prices of the Corporation’s Common Stock for the last 15 trading days prior to conversion, bears interest at 4% per annum interest and matures on April 27, 2018. LGCF purchased the $35,000 obligation from SBI under the terms of a Debt Purchase Agreement, dated as of April 27, 2017 (the “Debt Purchase Agreement”), to which agreement we were a party. The Instructions also relate to the shares of our Common Stock that are to be issued upon conversion of the Amended and Restated Note.

The foregoing is a summary only of the Securities Purchase Agreement, the Note, the Debt Purchase Agreement, the Amended and Restated Note and the Instructions, all of which are attached as Exhibits to this current report on Form 8-K. Reference is made to the Exhibits for the complete terms and conditions of each such document.

We will use the proceeds from the Note as to pay professional fees necessary to complete the preparation and filing of our annual report for 2016 on Form 10-K and our quarterly report for the quarter ended March 31, 2017 on Form 10-Q with the SEC. Our annual report on SEC Form 10-K was due to be filed on April 3, 2017. On March 29, 2017 we filed SEC Form NT-10K stating that our annual report would not be filed on that date. Notwithstanding the filing of the Form NT-10K, our inability to make the filing by the extended deadline may result, among other things, in the restriction of trading in our Common Stock in the OTC Market and the downgrading of its quotation on the OTC Markets from OTCQB to the Pink Sheets. These actions may significantly impair the marketability of our Common Stock.

Further to the information provided in our current report on Form 8-K filed by the Company on April 3, 2017, we have now paid the renewal fees for the our international patents.

Additionally as noted in our current report on Form- 8K filed on April 3, 2017, and in our most recent quarterly report on SEC Form 10-Q, we have significant obligations to tax authorities in the United States, Switzerland and South Africa. The continuing failure to pay these liabilities, and other liabilities, on the basis agreed with the various authorities and creditors may result in default judgements being issued against us which may result in the attachment of our assets.

Despite ongoing efforts to raise capital for the business, we have been unable to succeed in this regard and without the infusion of additional capital we may shortly cease operations.

Item 2.03	Creation of Direct Financial Obligation

The information set forth under Item 1.01 of this current report on Form 8-K is incorporated herein by reference

Item 3.02	Unregistered Sales of Equity Securities

The information set forth under Item 1.01 of this current report on Form 8-K is incorporated herein by reference.

We are relying on an exemption from the registration requirements of the Securities Act for the private placement of our securities under the Securities Purchase Agreement and the Debt Purchase Agreement pursuant to Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. These transactions do not involve a public offering. Based on representations and warranties made in the Securities Purchase Agreement and the Debt Purchase Agreement, LGCF is an “accredited investor” within the meaning of Rule 501(a) promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended, and LGCF has had access to information about us and its investments in us.

Item 9.01	Financial Statements and Exhibits.

Exhibit
No.	Description

10.61	Securities Purchase Agreement, dated as of April 27, 2017, between the Company and LG Capital Funding, LLC.

10.62	4% Convertible Redeemable Note due April 27, 2018, in the principal amount of $42,900.

10.63	Debt Purchase Agreement, dated as of April 27, 2017, between the LG Capital Funding, LLC, and SBI Investments LLC, 2014-1, as accepted and agreed to by the Company.

10.64	4% Convertible Redeemable Note due April 27, 2018, in the principal amount of $35,000.

10.65	Irrevocable Transfer Agent Instructions, dated April 27, 2017 from the Company to VStock Transfer LLC.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUREPURE, INC.
(Registrant)

Date: May 5, 2017	/s/ Guy R Kebble
Guy Kebble
Chief Executive Officer

Exhibit	Index to Exhibits
No.
10.61	Securities Purchase Agreement, dated as of April 27, 2017, between the Company and LG Capital Funding, LLC.

10.62	4% Convertible Redeemable Note due April 27, 2018, in the principal amount of $42,900.

10.63	Debt Purchase Agreement, dated as of April 27, 2017, between the LG Capital Funding, LLC, and SBI Investments LLC, 2014-1, as accepted and agreed to by the Company.

10.64	4% Convertible Redeemable Note due April 27, 2018, in the principal amount of $35,000.

10.65	Irrevocable Transfer Agent Instructions, dated April 27, 2017 from the Company to VStock Transfer LLC.